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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-03826
AIM Sector Funds (Invesco Sector Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 9/30
Date of reporting period: 9/30/11

*	Fund included is Invesco Value Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	September 30, 2011

Invesco Value Fund
Nasdaq:
A: VLUAX ▪ B: VLUBX ▪ C: VLUCX ▪ Y: VLUDX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
19	Financial Highlights
20	Auditor’s Report
21	Fund Expenses
22	Approval of Investment Advisory and Sub-Advisory Agreements
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Data indicated that economic growth in the U.S. and most of Europe was anemic during the reporting period. In the U.S., unemployment remained high, and the housing market remained weak. Concerns about European sovereign debt persisted. Nonetheless, equity markets rose in late 2010 and early 2011 as investors anticipated better news ahead. But contentious negotiations to raise the U.S. government’s debt ceiling heightened investor unease, and following the first-ever downgrade of U.S. creditworthiness in August, global stock markets declined as many investors sought safer havens.
Where you can get current information about your Fund
In light of economic uncertainty and market volatility, I suggest you check the timely market updates and commentary from many of our fund managers and other investment professionals at invesco.com/us. On our website, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it can cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Invesco’s investment professionals apply these same principles to the funds they manage.
     Invesco offers a broad array of traditional mutual funds, as well as other investment products, including single-country, sector, regional and global investments spanning equity, fixed income and alternative asset classes. Across our product line, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be, and that it’s managed with a long-term focus.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Value Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Value Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended September 30, 2011, Invesco Value Fund underperformed its style-specific benchmark, the Russell 1000 Value Index. The Fund’s performance was mixed across sectors, with stock selection and an overweight position in the consumer discretionary sector contributing to relative performance. Alternatively, stock selection and an underweight position in the energy sector detracted the most from the Fund’s performance versus the style-specific benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 9/30/10 to 9/30/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	-2.55%

Class B Shares*	-3.36

Class C Shares*	-3.30

Class Y Shares*	-2.35

S&P 500 Index▼ (Broad Market Index)	1.13

Russell 1000 Value Index▼ (Style-Specific Index)	-1.89

Lipper Large-Cap Value Funds Index▼ (Peer Group Index)	-3.42

Source(s): ▼Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been included, returns would have been lower.

How we invest
Our strategy aims to exploit market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe the market will recognize the value in these companies and we will sell them as the stock prices begin to reflect their intrinsic value. Although we are benchmark agnostic, we feel that stock selection, as opposed to making sector bets, may provide a more consistent opportunity for success. In addition, investors can take advantage of pricing anomalies by purchasing undervalued stocks before there is a recognizable catalyst.
     The Fund’s investable universe includes all large-cap U.S. dollar-denominated equities. To distill these investments, we first filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending upon the growth or cyclical nature of their business. The result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.
     We will initiate a purchase of a security only if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:
■	It is statistically inexpensive on the basis of its primary valuation criteria, which depends upon the cyclical or growth nature of its business.

■	It is found through rigorous fundamental analysis that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.
Portfolio construction is bottom up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the style-specific benchmark, it does not play a major role in the construction of the portfolio.
     We look to manage risk with portfolio construction, mainly though diversification across all major sectors. We also look to manage risk through the assistance of an independent quantitative risk control group. Risk management is continuous. The Fund is regularly reviewed to ensure it is optimally constructed on a risk/reward basis. Portfolio managers have the final say on Fund construction and a collegial relationship exists between the risk management team and the Fund team.
     Our sell discipline is just as important as our buy decision and is based on the same principles: relative value and fundamentals. While no sale is automatic, we typically sell a security if it meets one or more of the following criteria:
■	We believe the target price has been realized and we no longer consider the company undervalued.

■	We determine that a better value opportunity can be found elsewhere.

■	Our research shows that a company is experiencing deteriorating fundamentals beyond what we feel to be a tolerable level, and the trend is likely to be a long-term issue.

Market conditions and your Fund
Equity markets started the reporting period with an upward trend through the first part of 2011, but volatility drastically increased due to civil unrest in Egypt and Libya and the devastating earthquake and tsunami in Japan. Major equity indexes sold off precipitously in August as the U.S.

Portfolio Composition
By sector

Financials	19.0%

Consumer Discretionary	15.4

Health Care	13.3

Information Technology	11.6

Energy	11.2

Consumer Staples	9.5

Industrials	5.6

Telecommunication Services	4.2

Materials	3.8

Utilities	3.3

Money Market Funds Plus Other Assets Less Liabilities	3.1

Top 10 Equity Holdings*

1.	Comcast Corp.-Class A	3.8%

2.	International Paper Co.	2.8

3.	Bristol-Myers Squibb Co.	2.5

4.	Pfizer Inc.	2.5

5.	Microsoft Corp.	2.5

6.	JPMorgan Chase & Co.	2.5

7.	Viacom Inc.-Class B	2.4

8.	Kraft Foods Inc.-Class A	2.4

9.	eBay Inc.	2.2

10.	Citigroup Inc.	2.1

Total Net Assets	$89.5 million

Total Number of Holdings*	75
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Value Fund

received the first-ever downgrade to its credit rating from Standard & Poor’s. At the same time, the sovereign debt crisis unfolded in the eurozone, prompting concerns of a “double-dip” recession. A series of disappointing economic data points in the U.S. also weighed heavily on investor sentiment. Results were mixed across the sectors of the Russell 1000 Value Index, with cyclical industries such as financials, industrials and materials posting negative returns, while defensive sectors such as utilities and consumer staples fared better.
     On the positive side, stock selection and a significant overweight position in the consumer discretionary sector were the largest relative contributors to Fund performance. The Fund’s main consumer discretionary exposure was in media companies. Viacom and Comcast were top performers during the reporting period, continuing the trend from the prior fiscal year.
     Favorable stock selection in the materials sector also aided Fund performance. International Paper, a materials company, was the top performing holding in this sector on an absolute and relative basis as the stock rose on strong earnings during late 2010 and continued to do well in early 2011.
     Strong stock selection in the health care sector was another contributor to Fund performance. Health care provider UnitedHealth Group, pharmaceuticals company Bristol-Myers Squibb and health care supply chain services company Cardinal Health were top performers in this sector.
     Unfavorable stock selection and a slight underweight position in the energy sector were the largest detractors from Fund performance. Specifically, the Fund had exposure to oil equipment and services companies Halliburton and Weatherford, which were two of the main detractors in this sector. These stocks responded poorly to dropping oil prices toward the end of the reporting period, along with the general sell-off in commodities stemming from concerns of an economic slowdown.
     Unfavorable stock selection among information technology (IT) companies also dampened performance on both an absolute basis and relative to the Russell 1000 Value Index. In the IT sector, hardware and Internet-related stocks, including Cisco Systems and Hewlett-Packard, performed poorly over the reporting period. Cisco Systems’
stock declined on cautious guidance regarding company revenue forecasts and worries of IT spending cuts from both the U.S. government and corporations. Hewlett-Packard’s stock declined toward the end of the reporting period on concerns that the company overpaid for the acquisition of an enterprise software company. Hewlett-Packard’s CEO was replaced in September of 2011.
     Finally, stock selection in the financials sector detracted from relative performance for the third quarter of 2011. Notably, exposure to diversified financials companies like Citigroup, JPMorgan and Morgan Stanley detracted from both absolute and relative performance as investors fled bank stocks during the third quarter of 2011 on concerns of European debt crisis contagion.
     Toward the end of the reporting period, we reduced our positions in media and insurance and used the proceeds to increase our exposure to select diversified financials, banking, property and casualty insurance and integrated oil companies as they came under pressure.
     We believe our contrarian philosophy and deep value approach of buying extremely undervalued companies may allow us to capitalize on market volatility and periods of down markets as value is created for new investment opportunities.
     Thank you for your investment in Invesco Value Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Kevin Holt
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Value Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa. He also earned an M.B.A. from the University of Chicago Graduate School of Business.

Devin Armstrong
Chartered Financial Analyst, portfolio manager, is manager of Invesco Value Fund. He joined Invesco in 2010. Mr. Armstrong earned a B.S. is psychology and finance from the University of Illinois. He also earned an M.B.A. in finance from Columbia University.

Jason Leder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Value Fund. He joined Invesco in 2010. Mr. Leder earned a bachelor’s degree from The University of Texas at Austin. He also earned an M.B.A. from Columbia University.

Matthew Seinsheimer
Chartered Financial Analyst, portfolio manager, is manager of Invesco Value Fund. He joined Invesco in 1998. Mr. Seinsheimer earned a B.B.A from Southern Methodist University. He also earned an M.B.A. from The University of Texas at Austin.

James Warwick
Portfolio manager, is manager of Invesco Value Fund. He joined Invesco in 2010. Mr. Warwick earned a B.B.A. from Stephen F. Austin State University. He also earned an M.B.A. from the University of Houston.

5 Invesco Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 11/25/98, index data from 11/30/98

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco Value Fund

Average Annual Total Returns
As of 9/30/11, including maximum applicable sales charges

Class A Shares

Inception (11/25/98)		2.32%

10	Years	2.24

5	Years	-2.78

1	Year	-7.92

Class B Shares

Inception (11/25/98)		2.29%

10	Years	2.21

5	Years	-2.77

1	Year	-8.18

Class C Shares

Inception (11/25/98)		2.01%

10	Years	2.06

5	Years	-2.42

1	Year	-4.26

Class Y Shares

Inception (11/25/98)		3.03%

10	Years	3.06

5	Years	-1.45

1	Year	-2.35
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley Value Fund, advised by Morgan Stanley Investment Advisors Inc., were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Value Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.14%, 1.89%, 1.89% and 0.89%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco Value Fund

Invesco Value Fund’s investment objective is total return.
■	Unless otherwise stated, information presented in this report is as of September 30, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	As of the open of business on May 9, 2011, the Fund limited sales of its shares to new investors.

Principal risks of investing in the Fund
■	Common stock and other equity securities risk. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

■	Foreign securities risk. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets.
■	Fixed-Income securities risk. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

■	U.S. government securities risk. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. government, there is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

■	Real estate investment trusts (REITs) risk. REITs are susceptible to risks associated with the ownership of real estate and the real estate industry in general. In addition, REITs depend on specialized management skills, may not be diversified, may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Investments in REITs may involve duplication of management fees and certain other expenses.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VLUAX
Class B Shares	VLUBX
Class C Shares	VLUCX
Class Y Shares	VLUDX

8 Invesco Value Fund

Schedule of Investments(a)

September 30, 2011

	Shares	Value

Common Stocks & Other Equity Interests–96.86%
Aerospace & Defense–2.18%
Honeywell International, Inc.	25,957	$1,139,772

Textron Inc.	45,785	807,647

		1,947,419

Aluminum–1.02%
Alcoa Inc.	95,743	916,260

Asset Management & Custody Banks–1.91%
Bank of New York Mellon Corp. (The)	72,188	1,341,975

State Street Corp.	11,491	369,550

		1,711,525

Automobile Manufacturers–1.17%
General Motors Co.(b)	51,770	1,044,719

Cable & Satellite–5.72%
Comcast Corp.–Class A	163,894	3,425,385

Time Warner Cable Inc.	27,062	1,695,975

		5,121,360

Communications Equipment–0.97%
Cisco Systems, Inc.	56,079	868,664

Computer Hardware–2.75%
Dell Inc.(b)	66,805	945,291

Hewlett-Packard Co.	67,649	1,518,720

		2,464,011

Data Processing & Outsourced Services–0.25%
Western Union Co. (The)	14,526	222,103

Department Stores–0.32%
Macy’s, Inc.	10,983	289,073

Diversified Banks–2.23%
U.S. Bancorp	23,004	541,514

Wells Fargo & Co.	60,335	1,455,280

		1,996,794

Drug Retail–1.78%
CVS Caremark Corp.	47,396	1,591,558

Electric Utilities–3.14%
FirstEnergy Corp.	26,146	1,174,217

PPL Corp.	57,191	1,632,231

		2,806,448

Electrical Components & Equipment–0.71%
Emerson Electric Co.	15,433	637,537

General Merchandise Stores–0.79%
Target Corp.	14,380	705,195

Health Care Distributors–1.09%
Cardinal Health, Inc.	23,206	971,867

Home Improvement Retail–1.48%
Home Depot, Inc. (The)	17,859	587,025

Lowe’s Cos., Inc.	38,016	735,230

		1,322,255

Household Products–0.39%
Procter & Gamble Co. (The)	5,549	350,586

Hypermarkets & Super Centers–1.16%
Wal-Mart Stores, Inc.	19,946	1,035,197

Industrial Conglomerates–1.31%
General Electric Co.	76,784	1,170,188

Industrial Machinery–1.41%
Ingersoll-Rand PLC (Ireland)	45,028	1,264,836

Integrated Oil & Gas–6.64%
BP PLC–ADR (United Kingdom)	43,964	1,585,781

Chevron Corp.	18,963	1,754,457

Murphy Oil Corp.	18,959	837,229

Royal Dutch Shell PLC–ADR (United Kingdom)	28,778	1,770,423

		5,947,890

Integrated Telecommunication Services–3.15%
AT&T Inc.	43,900	1,252,028

Verizon Communications Inc.	42,721	1,572,133

		2,824,161

Internet Software & Services–4.01%
eBay Inc.(b)	65,157	1,921,480

Yahoo!, Inc.(b)	126,446	1,664,029

		3,585,509

Investment Banking & Brokerage–1.66%
Goldman Sachs Group, Inc. (The)	8,259	780,888

Morgan Stanley	52,025	702,338

		1,483,226

Life & Health Insurance–1.85%
Aflac, Inc.	8,807	307,805

MetLife, Inc.	31,805	890,858

Torchmark Corp.	13,191	459,838

		1,658,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Value Fund

	Shares	Value

Managed Health Care–2.83%
UnitedHealth Group, Inc.	36,371	$1,677,430

WellPoint, Inc.	13,053	852,100

		2,529,530

Movies & Entertainment–5.14%
News Corp.–Class B	87,855	1,369,660

Time Warner Inc.	35,739	1,071,098

Viacom Inc.–Class B	55,864	2,164,171

		4,604,929

Multi-Utilities–0.17%
Sempra Energy	2,907	149,710

Oil & Gas Drilling–0.49%
Noble Corp.(b)	14,988	439,898

Oil & Gas Equipment & Services–3.26%
Halliburton Co.	58,060	1,771,991

Weatherford International Ltd.(b)	94,231	1,150,561

		2,922,552

Oil & Gas Exploration & Production–0.76%
Chesapeake Energy Corp.	26,532	677,893

Other Diversified Financial Services–5.62%
Bank of America Corp.	158,479	969,891

Citigroup Inc.	72,638	1,860,986

JPMorgan Chase & Co.	73,173	2,203,971

		5,034,848

Packaged Foods & Meats–4.44%
Kraft Foods, Inc.–Class A	64,330	2,160,201

Unilever N.V.–New York Shares–ADR (Netherlands)	57,526	1,811,494

		3,971,695

Paper Products–2.80%
International Paper Co.	107,861	2,507,768

Personal Products–0.38%
Avon Products, Inc.	17,541	343,804

Pharmaceuticals–9.42%
Abbott Laboratories	8,728	446,350

Bristol-Myers Squibb Co.	71,999	2,259,329

GlaxoSmithKline PLC–ADR (United Kingdom)	27,404	1,131,511

Merck & Co., Inc.	48,662	1,591,734

Pfizer Inc.	126,930	2,244,122

Roche Holding AG–ADR (Switzerland)	18,737	758,618

		8,431,664

Property & Casualty Insurance–3.66%
Allstate Corp. (The)	74,830	1,772,723

Chubb Corp. (The)	8,707	522,333

Travelers Cos., Inc. (The)	20,125	980,691

		3,275,747

Regional Banks–2.01%
Fifth Third Bancorp	54,732	552,793

PNC Financial Services Group, Inc.	25,855	1,245,953

		1,798,746

Semiconductor Equipment–0.34%
KLA-Tencor Corp.	7,845	300,307

Semiconductors–0.76%
Intel Corp.	31,889	680,192

Soft Drinks–1.33%
Coca-Cola Co. (The)	10,760	726,945

PepsiCo, Inc.	7,481	463,074

		1,190,019

Specialty Stores–0.82%
Staples, Inc.	55,329	735,876

Systems Software–2.48%
Microsoft Corp.	89,331	2,223,449

Wireless Telecommunication Services–1.06%
Vodafone Group PLC–ADR (United Kingdom)	36,887	946,152

Total Common Stocks & Other Equity Interests (Cost $99,560,788)		86,701,661

Money Market Funds–3.37%
Liquid Assets Portfolio–Institutional Class(c)	1,511,315	1,511,315

Premier Portfolio–Institutional Class(c)	1,511,315	1,511,315

Total Money Market Funds (Cost $3,022,630)		3,022,630

TOTAL INVESTMENTS–100.23% (Cost $102,583,418)		89,724,291

OTHER ASSETS LESS LIABILITIES–(0.23)%		(209,253)

NET ASSETS–100.00%		$89,515,038

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Value Fund

Statement of Assets and Liabilities

September 30, 2011

Assets:
Investments, at value (Cost $99,560,788)	$86,701,661

Investments in affiliated money market funds, at value and cost	3,022,630

Total investments, at value (Cost $102,583,418)	89,724,291

Receivable for:
Investments sold	195,933

Fund shares sold	2,934

Dividends	188,745

Investment for trustee deferred compensation and retirement plans	2,281

Other assets	18,967

Total assets	90,133,151

Liabilities:
Payable for:
Investments purchased	239,864

Fund shares reacquired	105,619

Accrued fees to affiliates	172,564

Accrued other operating expenses	96,702

Trustee deferred compensation and retirement plans	3,364

Total liabilities	618,113

Net assets applicable to shares outstanding	$89,515,038

Net assets consist of:
Shares of beneficial interest	$105,248,372

Undistributed net investment income	884,681

Undistributed net realized gain (loss)	(3,758,888)

Unrealized appreciation (depreciation)	(12,859,127)

$89,515,038

Net Assets:
Class A	$69,281,476

Class B	$8,109,639

Class C	$7,867,020

Class Y	$4,256,903

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	6,260,506

Class B	752,026

Class C	735,711

Class Y	378,573

Class A:
Net asset value per share	$11.07

Maximum offering price per share
(Net asset value of $11.07 divided by 94.50%)	$11.71

Class B:
Net asset value and offering price per share	$10.78

Class C:
Net asset value and offering price per share	$10.69

Class Y:
Net asset value and offering price per share	$11.24

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Value Fund

Statement of Operations

For the year ended September 30, 2011

Investment income:
Dividends (net of foreign withholding taxes of $48,668)	$2,411,592

Dividends from affiliated money market funds	254

Total investment income	2,411,846

Expenses:
Advisory fees	456,110

Administrative services fees	50,000

Custodian fees	12,887

Distribution fees:
Class A	206,292

Class B	130,942

Class C	95,147

Transfer agent fees	202,356

Trustees’ and officers’ fees and benefits	18,088

Reports to shareholders	105,780

Professional services fees	72,360

Other	54,497

Total expenses	1,404,459

Less: Fees waived	(4,922)

Net expenses	1,399,537

Net investment income	1,012,309

Realized and unrealized gain (loss):
Net realized gain from investment securities	9,474,847

Net change in net unrealized appreciation (depreciation) of investment securities	(12,383,000)

Net realized and unrealized gain (loss)	(2,908,153)

Net increase (decrease) in net assets resulting from operations	$(1,895,844)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Value Fund

Statement of Changes in Net Assets

For the years ended September 30, 2011 and 2010

	2011	2010

Operations:
Net investment income	$1,012,309	$936,357

Net realized gain	9,474,847	5,769,630

Change in net unrealized appreciation (depreciation)	(12,383,000)	3,598,371

Net increase (decrease) in net assets resulting from operations	(1,895,844)	10,304,358

Distributions to shareholders from net investment income:
Class A	(849,872)	(1,120,269)

Class B	(21,055)	(148,662)

Class C	(12,807)	(74,807)

Class Y	(17,931)	(6,266)

Total distributions from net investment income	(901,665)	(1,350,004)

Share transactions–net:
Class A	(3,715,523)	(5,665,696)

Class B	(7,405,393)	(15,755,352)

Class C	(242,557)	(1,680,595)

Class Y	4,118,719	315,034

Net increase (decrease) in net assets resulting from share transactions	(7,244,754)	(22,786,609)

Net increase (decrease) in net assets	(10,042,263)	(13,832,255)

Net assets:
Beginning of year	99,557,301	113,389,556

End of year (includes undistributed net investment income of $884,681 and $774,037, respectively)	$89,515,038	$99,557,301

Notes to Financial Statements

September 30, 2011

NOTE 1—Significant Accounting Policies

Invesco Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

13        Invesco Value Fund

between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

14        Invesco Value Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.42%

Next $1 billion	0.37%

Next $1 billion	0.32%

Over $3 billion	0.27%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.25%, 2.00%, 2.00% and 1.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended September 30, 2011, the Adviser waived advisory fees of $4,922.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended September 30, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended September 30, 2011, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.

15        Invesco Value Fund

  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. For the year ended September 30, 2011, the distribution fee was accrued for Class B shares at an annual rate of 1.00%.
  For the year ended September 30, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended September 30, 2011, IDI advised the Fund that IDI retained $4,090 in front-end sales commissions from the sale of Class A shares and $0, $9,594 and $412 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of September 30, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended September 30, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$88,965,673	$758,618	$—	$89,724,291

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended September 30, 2011, the Fund engaged in securities purchases of $57,324.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended September 30, 2011, the Fund paid legal fees of $1,706 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16        Invesco Value Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended September 30, 2011 and 2010:

	2011	2010

Ordinary income	$901,665	$1,350,004

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$872,458

Net unrealized appreciation (depreciation) — investments	(12,956,601)

Temporary book/tax differences	(3,240)

Capital loss carryforward	(3,645,951)

Shares of beneficial interest	105,248,372

Total net assets	$89,515,038

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $9,438,228 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of September 30, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*

September 30, 2018	$3,645,951

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended September 30, 2011 was $27,580,202 and $35,704,276, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$6,251,931

Aggregate unrealized (depreciation) of investment securities	(19,208,532)

Net unrealized appreciation (depreciation) of investment securities	$(12,956,601)

Cost of investments for tax purposes is $102,680,892.

17        Invesco Value Fund

NOTE 9—Share Information

	Summary of Share Activity

	Year ended		Year ended
	September 30, 2011(a)		September 30, 2010
	Shares	Amount	Shares	Amount

Sold:
Class A	625,319	$8,114,386	846,627	$9,318,262

Class B	27,592	341,037	68,549	739,388

Class C	126,787	1,595,640	44,155	466,458

Class Y	637,850	8,466,509	46,874	507,564

Issued as reinvestment of dividends:
Class A	60,465	750,374	100,958	1,096,399

Class B	1,498	18,234	13,443	142,903

Class C	968	11,685	6,854	72,242

Class Y	1,307	16,448	565	6,227

Automatic conversion of Class B shares to Class A shares:
Class A	334,398	4,254,262	223,888	2,494,210

Class B	(342,464)	(4,254,262)	(229,786)	(2,494,210)

Reacquired:
Class A	(1,320,112)	(16,834,545)	(1,680,824)	(18,574,567)

Class B	(281,058)	(3,510,402)	(1,315,901)	(14,143,433)

Class C	(153,054)	(1,849,882)	(208,900)	(2,219,295)

Class Y	(330,313)	(4,364,238)	(18,105)	(198,757)

Net increase (decrease) in share activity	(610,817)	$(7,244,754)	(2,101,603)	$(22,786,609)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 71% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.

18        Invesco Value Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

													Ratio of		Ratio of
			Net gains										expenses		expenses
			(losses) on										to average		to average net		Ratio of net
	Net asset		securities			Dividends	Distributions						net assets		assets without		investment
	value,	Net	(both		Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and		investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)		operations	income	gains	Distributions	of period	Return(b)		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 09/30/11	$11.48	$0.14	$(0.42	)(d)	$(0.28)	$(0.13)	$—	$(0.13)	$11.07	(2.55	)%(d)	$69,281	1.15	%(e)	1.15	%(e)	1.07	%(e)	26%
Year ended 09/30/10	10.57	0.12	0.95	(f)	1.07	(0.16)	—	(0.16)	11.48	10.23	(f)	75,285	1.17	(g)	1.17		1.09	(g)	20
Year ended 09/30/09	10.90	0.14	(0.21)		(0.07)	(0.26)	—	(0.26)	10.57	0.18		74,725	1.25	(g)	1.25		1.69	(g)	23
Year ended 09/30/08	15.59	0.23	(3.51)		(3.28)	(0.28)	(1.13)	(1.41)	10.90	(22.69)		75,052	1.04	(g)	1.04		1.78	(g)	10
Year ended 09/30/07	14.85	0.25	1.27		1.52	(0.25)	(0.53)	(0.78)	15.59	10.43		109,643	0.99	(g)	0.99		1.62	(g)	15

Class B
Year ended 09/30/11	11.17	0.04	(0.41	)(d)	(0.37)	(0.02)	—	(0.02)	10.78	(3.36	)(d)	8,110	1.90	(e)	1.90	(e)	0.32	(e)	26
Year ended 09/30/10	10.27	0.03	0.93	(f)	0.96	(0.06)	—	(0.06)	11.17	9.38	(f)	15,034	1.92	(g)	1.92		0.34	(g)	20
Year ended 09/30/09	10.53	0.08	(0.19)		(0.11)	(0.15)	—	(0.15)	10.27	(0.56)		28,853	2.00	(g)	2.00		0.94	(g)	23
Year ended 09/30/08	15.07	0.13	(3.41)		(3.28)	(0.13)	(1.13)	(1.26)	10.53	(23.30)		62,401	1.79	(g)	1.79		1.03	(g)	10
Year ended 09/30/07	14.34	0.13	1.23		1.36	(0.10)	(0.53)	(0.63)	15.07	9.67		132,555	1.75	(g)	1.75		0.86	(g)	15

Class C
Year ended 09/30/11	11.07	0.04	(0.40	)(d)	(0.36)	(0.02)	—	(0.02)	10.69	(3.30	)(d)	7,867	1.90	(e)	1.90	(e)	0.32	(e)	26
Year ended 09/30/10	10.21	0.04	0.91	(f)	0.95	(0.09)	—	(0.09)	11.07	9.32	(f)	8,425	1.92	(g)	1.92		0.34	(g)	20
Year ended 09/30/09	10.49	0.08	(0.19)		(0.11)	(0.17)	—	(0.17)	10.21	(0.49)		9,378	2.00	(g)	2.00		0.94	(g)	23
Year ended 09/30/08	15.04	0.13	(3.40)		(3.27)	(0.15)	(1.13)	(1.28)	10.49	(23.32)		12,042	1.77	(g)	1.77		1.05	(g)	10
Year ended 09/30/07	14.34	0.13	1.23		1.36	(0.13)	(0.53)	(0.66)	15.04	9.67		19,984	1.73	(g)	1.73		0.88	(g)	15

Class Y
Year ended 09/30/11	11.66	0.17	(0.43	)(d)	(0.26)	(0.16)	—	(0.16)	11.24	(2.35	)(d)	4,257	0.90	(e)	0.90	(e)	1.32	(e)	26
Year ended 09/30/10	10.73	0.15	0.96	(f)	1.11	(0.18)	—	(0.18)	11.66	10.49	(f)	813	0.92	(g)	0.92		1.34	(g)	20
Year ended 09/30/09	11.07	0.20	(0.25)		(0.05)	(0.29)	—	(0.29)	10.73	0.45		434	1.00	(g)	1.00		1.94	(g)	23
Year ended 09/30/08	15.82	0.26	(3.56)		(3.30)	(0.32)	(1.13)	(1.45)	11.07	(22.59)		6,060	0.79	(g)	0.79		2.03	(g)	10
Year ended 09/30/07	15.05	0.29	1.29		1.58	(0.28)	(0.53)	(0.81)	15.82	10.78		11,492	0.75	(g)	0.75		1.86	(g)	15

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains (losses) on securities (both realized and unrealized) per share would have been $(0.54), $(0.53), $(0.52) and $(0.55) for Class A, Class B, Class C and Class Y shares, respectively and total returns would have been lower.
(e)	Ratios are based on average daily net assets (000’s) of $82,517, $13,094, $9,515 and $3,472 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains on securities (both realized and unrealized) per share would have been $0.85, $0.86, $0.81 and $0.86 for Class A, Class B, Class C and Class Y shares, respectively and total returns would have been lower.
(g)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios was less than 0.005% for the years ended September 30, 2007, 2008, 2009 and 2010.

NOTE 11—Proposed Reorganization

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen Comstock Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund.
  The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting held on November 28, 2011.

19        Invesco Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Value Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 24, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

November 28, 2011
Houston, Texas

20        Invesco Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2011 through September 30, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(04/01/11)	(09/30/11)[1]	Period[2]	(09/30/11)	Period[2]	Ratio
A	$1,000.00	$825.50	$4.76	$1,019.85	$5.27	1.04%

B	1,000.00	821.70	8.17	1,016.09	9.05	1.79

C	1,000.00	821.70	8.17	1,016.09	9.05	1.79

Y	1,000.00	825.90	3.62	1,021.11	4.00	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period April 1, 2011 through September 30, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

21        Invesco Value Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Sector Funds (Invesco Sector Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Value Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable. The Board noted that it had approved a merger of the Fund with Invesco Van Kampen Comstock Fund and that shareholder approval is being solicited. Approval of the investment advisory agreement and the sub-advisory contracts was based on the agreements that would remain in place if the merger does not occur.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap

22        Invesco Value Fund

Value Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of the performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A share of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one mutual fund and above the rate of one mutual fund with comparable investment strategies and below the total account level fee of eight mutual funds sub-advised by Invesco Advisers with comparable investment strategies. The Board did not consider a comparison of fees to an off-shore fund to be apt as the fee includes more than the advisory fee.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

23        Invesco Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended September 30, 2011:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        Invesco Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	142	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	142	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	160	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	142	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer	160	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Value Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	142	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	142	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	142	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	160	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	142	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	142	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	142	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	142	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	142	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	160	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	142	None

T-2        Invesco Value Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange — Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3        Invesco Value Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309
	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Value Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-VAL-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees Billed		Percentage of Fees Billed
		Applicable to Non-Audit		Applicable to Non-Audit
	Fees Billed for	Services Provided for	Fees Billed for	Services Provided for
	Services Rendered	fiscal year end 9/30/2011	Services Rendered	fiscal year end 9/30/2010
	to the Registrant	Pursuant to Waiver of	to the Registrant	Pursuant to Waiver of
	for fiscal year end	Pre-Approval	for fiscal year end	Pre-Approval
	9/30/2011	Requirement(1)	9/30/2010	Requirement(1)
Audit Fees	$30,550	N/A	$112,800	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$8,200	0%	$25,200	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$38,750	0%	$138,000	0%
PWC billed the Registrant aggregate non-audit fees of $8,200 for the fiscal year ended September 30, 2011, and $25,200 for the fiscal year ended September 30, 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end September 30, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end September 30, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	9/30/2011 That Were	Provided for fiscal year	9/30/2010 That Were	Provided for fiscal year
	Required	end 9/30/2011	Required	end 9/30/2010
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant's	Pre-Approval	by the Registrant's	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended September 30, 2011, and $0 for the fiscal year ended September 30, 2010, for non-audit services rendered to Invesco and Invesco Affiliates.
The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of September 16, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant:      AIM Sector Funds (Invesco Sector Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	December 8, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor Principal Executive Officer

Date:	December 8, 2011

By:	/s/ Sheri Morris Sheri Morris Principal Financial Officer

Date:	December 8, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.